Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 19, 2016,

among

RICE ENERGY INC.,

as Parent Guarantor,

RICE ENERGY OPERATING LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BARCLAYS BANK PLC,

as Syndication Agent

WELLS FARGO SECURITIES, LLC,

and

BARCLAYS BANK PLC,

as Joint Lead Arrangers and Joint Bookrunners

BMO HARRIS FINANCING, INC.,

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIBANK, N.A.,

FIFTH THIRD BANK,

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of December 19, 2016 (the “First Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (“Parent”); RICE ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with Parent and the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of October 19, 2016 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein, including to increase the Borrowing Base from $1,000,000,000 to $1,450,000,000 and to increase the Aggregate Elected Commitment Amounts from $1,000,000,000 to $1,450,000,000, in each case, to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of December 19, 2016, among Parent, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means December 19, 2016.

2.2 Amended Definitions. The definitions of “Aggregate Elected Commitment Amounts”, “Borrowing Base”, “Issuing Bank”, “LC Commitment” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the First Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,450,000,000.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the First Amendment Effective Date, the Borrowing Base shall be $1,450,000,000.

“Issuing Bank” means each of Wells Fargo Bank, N.A., BMO Harris Financing, Inc., Barclays Bank PLC, Capital One, National Association, Canadian Imperial Bank of Commerce, New York Branch, Citibank, N.A., Fifth Third Bank, and PNC Bank, National Association, in each case, in its capacity as the issuer of Letters of Credit, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event there is more than one Issuing Bank hereunder at any time, references herein and in the other Loan Documents to the “Issuing Bank” shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit, or to all Issuing Banks, as the context requires.

“LC Commitment” at any time means the greater of (a) $400,000,000 and (b) 20% of the aggregate Commitments at such time.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Letter of Credit Fees. Section 3.05(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Letter of Credit Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such

Lender ceases to have any LC Exposure. The Borrower also agrees to pay to the applicable Issuing Bank, for its own account, (i) a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure attributable to Letters of Credit issued by such Issuing Bank, provided that in no event shall such fee be less than $500 for any Issuing Bank during any quarter and (ii) the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

2.4 Additional Collateral. The first sentence of Section 8.14(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

In connection with each redetermination of the Borrowing Base following the Effective Date, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)) to ascertain whether the Mortgaged Properties represent (i) at least 85% of the total PV10 of the Borrowing Base Properties of the Borrower and the Guarantors evaluated by such Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production, and (ii) at least 50%, measured by net acres owned, of the Unproven Acreage acquired by the Borrower or any Guarantor on or after April 1, 2014 and owned by the Borrower and the Guarantors at such time; provided, that with respect to Unproven Acreage acquired in connection with the Vantage Acquisition, the Credit Parties shall only be required to mortgage such Unproven Acreage to the extent it is located in the Commonwealth of Pennsylvania.

2.5 Post-Effective Date Deliverables. Section 8.19(b) and Section 8.19(c) of the Credit Agreement are each hereby amended and restated in their entirety to read in full as follows:

(b) Mortgages in respect of Vantage Oil and Gas Properties. To the extent not delivered on the Effective Date, the Borrower shall deliver to the

Administrative Agent Mortgages and other Security Instruments sufficient to create first priority, perfected Liens (subject only to Permitted Liens) on at least (i) 85% of the total PV10 of the Vantage Oil and Gas Properties owned by the Credit Parties evaluated in the Initial Vantage Reserve Report and (ii) 50%, measured by net acres owned, of the Unproven Acreage acquired by the Borrower or any Guarantor in connection with the Vantage Acquisition, in each case to the extent located in the Commonwealth of Pennsylvania.

(c) Title Information in respect of Vantage Oil and Gas Properties. To the extent not delivered on or prior to the Effective Date, the Borrower shall deliver to the Administrative Agent title information setting forth the status of title to at least 80% of the total PV10 of the Vantage Oil and Gas Properties owned by the Credit Parties evaluated in the Initial Vantage Reserve Report and located in the Commonwealth of Pennsylvania consistent with usual and customary standards for the geographic regions in which the Vantage Oil and Gas Properties are located.

2.6 Amendments to Senior Notes Documents. The section heading of Section 9.17 of the Credit Agreement is hereby amended in its entirety to read “Amendments to Senior Notes Documents.”

2.7 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this First Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.7.

2.8 Replacement of Schedule 1.02. Schedule 1.02 to the Credit Agreement is hereby replaced in its entirety with Schedule 1.02 attached hereto and Schedule 1.02 attached hereto shall be deemed to be attached as Schedule 1.02 to the Credit Agreement.

Section 3. Borrowing Base and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, (a) the Borrowing Base shall be increased, from $1,000,000,000 to $1,450,000,000, and shall remain at $1,450,000,000 until the next Scheduled Redetermination, Interim

Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement and (b) the Aggregate Elected Commitment Amounts shall be increased, from $1,000,000,000 to $1,450,000,000, in each case, to be effective as of the First Amendment Effective Date. The Borrowing Base redetermination provided for herein shall constitute an Interim Redetermination elected by the Borrower for purposes of Section 2.07(b) of the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and each of the Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.

4.3 The Administrative Agent shall have received a duly executed Note payable to each Lender that has requested a Note in a principal amount equal to its Maximum Credit Amount (after giving effect to Section 2.7 hereof) dated as of the date hereof.

4.4 The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total PV10, as determined by the Administrative Agent, of the Oil and Gas Properties of the Credit Parties evaluated in the Initial Reserve Report and the Oil and Gas Properties of the Credit Parties evaluated in the Initial Vantage Reserve Report and located in the Commonwealth of Pennsylvania consistent with usual and customary standards for the geographic regions in which such Oil and Gas Properties are located.

4.5 The Administrative Agent shall have received executed Mortgages and other Security Instruments sufficient to create first priority, perfected Liens (subject only to Permitted Liens) on at least (i) 85% of the total PV10 of the Oil and Gas Properties of the Credit Parties evaluated in the Initial Reserve Report, (ii) 85% of the total PV10 of the Oil and Gas Properties of the Credit Parties evaluated in the Initial Vantage Reserve Report to the extent located in the Commonwealth of Pennsylvania and (iii) 50%, measured by net acres owned, of the Unproven Acreage of the Credit Parties evaluated in the Initial Reserve Report and the Oil and Gas Properties acquired by the Credit Parties after April 1, 2014 (including at least 50% of the Unproven Acreage acquired by the Credit Parties in connection with the Vantage Acquisition to the extent located in the Commonwealth of Pennsylvania), in each case, when combined with Mortgages and Security Instruments previously delivered to the Administrative Agent.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Event of Default exists.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY OPERATING LLC,
a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

PARENT:	RICE ENERGY INC.,
a Delaware corporation

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GUARANTORS:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

RICE ENERGY MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title: Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY II, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY APPALACHIA II LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY APPALACHIA LLC,
a Pennsylvania limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY PICEANCE LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY UINTA LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE FORT WORTH ENERGY LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY II ALPHA, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby

Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

WELLS FARGO BANK, N.A.,
as Administrative Agent, a Lender and as an Issuing Bank

By:	/s/ Matthew W. Coleman

Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BARCLAYS BANK PLC, as a Lender and as an Issuing Bank

By:	/s/ Christopher Aitkin

Name:	Christopher Aitkin
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BMO HARRIS FINANCING, INC.,
as a Lender and as an Issuing Bank

By:	/s/ Gumaro Tijerina

Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson

Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer

Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Josh Rosenthal

Name:	Josh Rosenthal
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name: Evans Swann, Jr.
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica McGuire
Name: Jessica McGuire
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ZB, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/ John Moffitt
Name: John Moffitt
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name: Todd S. Anderson
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender and as an Issuing Bank

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIZENS BANK NA, as a Lender

By:	/s/ Hernando Garcia
Name: Hernando Garcia
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name: Victor F. Cruz
Title: Credit Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Eric Griffin
Name: Eric Griffin
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Brian Caddell
Name: Brian Caddell
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Jason A. Zilewicz
Name: Jason A. Zilewicz
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	7.58620690%	$110,000,000.00	$189,655,172.41
Barclays Bank PLC	6.55172414%	$95,000,000.00	$163,793,103.45
BMO Harris Financing, Inc.	5.72413793%	$83,000,000.00	$143,103,448.28
Capital One, National Association	5.72413793%	$83,000,000.00	$143,103,448.28
Canadian Imperial Bank of Commerce, New York Branch	5.72413793%	$83,000,000.00	$143,103,448.28
Citibank, N.A.	5.72413793%	$83,000,000.00	$143,103,448.28
Fifth Third Bank	5.72413793%	$83,000,000.00	$143,103,448.28
PNC Bank, National Association	5.72413793%	$83,000,000.00	$143,103,448.28
Royal Bank of Canada	5.17241379%	$75,000,000.00	$129,310,344.83
Compass Bank	4.48275862%	$65,000,000.00	$112,068,965.52
Comerica Bank	4.48275862%	$65,000,000.00	$112,068,965.52
JPMorgan Chase Bank, N.A.	4.48275862%	$65,000,000.00	$112,068,965.52
ABN AMRO Capital USA LLC	3.72413793%	$54,000,000.00	$93,103,448.28
Citizens Bank NA	3.72413793%	$54,000,000.00	$93,103,448.28
Deutsche Bank AG New York Branch	3.72413793%	$54,000,000.00	$93,103,448.28
Goldman Sachs Bank USA	3.72413793%	$54,000,000.00	$93,103,448.28
SunTrust Bank	3.72413793%	$54,000,000.00	$93,103,448.28
Bank of America, N.A.	2.50000000%	$36,250,000.00	$62,500,000.00
U.S. Bank, National Association	2.34482759%	$34,000,000.00	$58,620,689.66
Branch Banking and Trust Company	2.06896552%	$30,000,000.00	$51,724,137.93
ZB, N.A. dba Amegy Bank	1.82758621%	$26,500,000.00	$45,689,655.17
Associated Bank, N.A.	1.50000000%	$21,750,000.00	$37,500,000.00
Morgan Stanley Senior Funding, Inc.	1.50000000%	$21,750,000.00	$37,500,000.00
The Huntington National Bank	1.50000000%	$21,750,000.00	$37,500,000.00
BOKF, NA dba Bank of Oklahoma	1.03448276%	$15,000,000.00	$25,862,068.97

TOTAL	100.00000000%	$1,450,000,000.00	$2,500,000,000.00

Annex I

SCHEDULE 1.02

LC ISSUANCE LIMIT

Issuing Bank	LC Issuance Limit
Wells Fargo Bank, N.A.	$125,000,000.00
Barclays Bank PLC	$75,000,000.00
BMO Harris Financing, Inc.	$60,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$50,000,000.00
Capital One, National Association	$50,000,000.00
Citibank, N.A.	$50,000,000.00
Fifth Third Bank	$50,000,000.00
PNC Bank, National Association	$50,000,000.00

Schedule 1.02